Item 77 C -- Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of Federated Stock Trust was held on November 17, 1999. The following items, which are required to be reported under this Item 77C, were approved at the meeting:

(1) 	To elect seven Trustees.
Thomas G. Bigley
            Shares voted affirmatively .........................30,221,037
	Shares withheld authority ...............................307,149

Nicholas P. Constantakis

	Shares voted affirmatively .........................30,223,336
	Shares withheld authority ...............................304,850

John F. Cunningham

	Shares voted affirmatively .........................30,224,519
	Shares withheld authority ...............................303,667

J. Christopher Donahue

	Shares voted affirmatively .........................30,224,949
	Shares withheld authority ...............................303,237

Charles F. Mansfield, Jr.

	Shares voted affirmatively .........................30,223,398
	Shares withheld authority ...............................304,788

John E. Murray, Jr.

	Shares voted affirmatively .........................30,224,212
	Shares withheld authority ...............................303,974

John S. Walsh

	Shares voted affirmatively .........................30,222,249
	Shares withheld authority ...............................305,937




(2)
(a) 	To amend the Trust's fundamental investment policy regarding diversification.
	Shares voted affirmatively ..........25,586,567
	Shares voted negatively ...............1,082,461
	Shares abstaining ..........................494,975
 (b) 	To amend the Trust's fundamental investment policy regarding borrowing money and issuing senior securities.
	Shares voted affirmatively ..........25,586,567
	Shares voted negatively ...............1,082,461
	Shares abstaining ..........................494,975
 (c) 	To amend the Trust's fundamental investment policy regarding investments in real estate.
	Shares voted affirmatively ..........25,814,931
	Shares voted negatively ...............854,097
	Shares abstaining .......................... 494,975
 (d) 	To amend the Trust's fundamental investment policy regarding investments in commodities.
	Shares voted affirmatively ..........25,814,931
	Shares voted negatively ...............854,097
	Shares abstaining .......................... 494,975
 (e) 	To amend the Trust's fundamental investment policy regarding underwriting securities.
	Shares voted affirmatively ..........25,814,931
	Shares voted negatively ...............854,097
	Shares abstaining .......................... 494,975
 (f) 	To amend the Trust's fundamental investment policy regarding lending by the Trust.
	Shares voted affirmatively ..........25,586,567
	Shares voted negatively ...............1,082,461
	Shares abstaining .......................... 494,975
 (g) 	To amend the Trust's fundamental investment policy regarding concentration of the Trust's investments in the securities of companies in the same industry.
	Shares voted affirmatively ..........25,814,931
	Shares voted negatively ...............854,097
	Shares abstaining .......................... 494,975
 (h) 	To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding buying securities on margin.
	Shares voted affirmatively ..........25,586,567
	Shares voted negatively ...............1,082,461
	Shares abstaining ..........................494,975
 (i) 	To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding pledging assets.
	Shares voted affirmatively ..........25,586,567
	Shares voted negatively ...............1,082,461
	Shares abstaining ..........................494,975
(j) 	To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding investing in securities of other investment companies.
	Shares voted affirmatively ..........25,582,415
	Shares voted negatively ...............1,086,613
	Shares abstaining .......................... 494,975
 (k) To amend, and to make non-fundamental, the Trust's fundamental investment policies regarding investing in restricted securities and illiquid securities.
	Shares voted affirmatively ..........25,586,567
	Shares voted negatively ...............1,082,461
	Shares abstaining .......................... 	494,975
(l) 	To amend, and to make non-fundamental, the Trust's fundamental investment policies relating to investing in money market instruments and entering into repurchase agreements.
	Shares voted affirmatively ..........25,586,567
	Shares voted negatively ...............1,082,461
	Shares abstaining .......................... 494,975
 (m) 	To amend, and to make non-fundamental, the Trust's fundamental investment policy relating to engaging in when-issued and delayed delivery transactions.
	Shares voted affirmatively ..........25,814,931
	Shares voted negatively ...............854,097
	Shares abstaining ..........................494,975
 (n) 	To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding investing in common stock and other securities.
	Shares voted affirmatively ..........25,814,931
	Shares voted negatively ...............854,097
	Shares abstaining ..........................494,975
(3)
(a) 	To remove the Trust's fundamental investment policy regarding selling securities short.
	Shares voted affirmatively .........25,497,854.
	Shares voted negatively ...............1,164,943
	Shares abstaining .......................... 501,206
(b) 	To remove the Trust's fundamental investment policy regarding investing in securities of new issuers.
	Shares voted affirmatively ..........25,501,698
	Shares voted negatively ...............1,161,099
	Shares abstaining ..........................501,206
(c) 	To remove the Trust's fundamental investment policy regarding investing in issuers whose securities are owned by officers and
Trustees.
	Shares voted affirmatively ..........25,724,372
	Shares voted negatively ...............938,425
	Shares abstaining ..........................501,206
(d) 	To remove the Trust's fundamental investment policy regarding investing for the purpose of exercising control or management.
	Shares voted affirmatively ..........25,723,240
	Shares voted negatively ...............939,557
	Shares abstaining ..........................501,206
(e) 	To remove the Trust's fundamental investment policy regarding dealing in puts and calls.
            Shares voted affirmatively ..........25,503,139
	Shares voted negatively ...............1,159,658
	Shares abstaining ..........................501,206
(f) 	To remove the Trust's fundamental investment policies regarding engaging in short-term trading and portfolio turnover.
	Shares voted affirmatively ..........25,731,503
	Shares voted negatively ...............931,294
	Shares abstaining ..........................501,206
(g) 	To remove the Trust's fundamental investment policies describing the criteria and parameters for permissible investments by the Trust.
	Shares voted affirmatively ..........25,503,139
	Shares voted negatively ...............1,159,658
	Shares abstaining ..........................501,206
(h) 	To remove the Trust's fundamental investment policy on investing in oil, gas and mineral exploration or development programs.
	Shares voted affirmatively ..........25,731,503
	Shares voted negatively ...............931,294
	Shares abstaining ..........................501,206
(4) 	To approve amendments to, and a restatement of, the Trust's
Declaration of Trust:
(a)	To require the approval of a majority of the outstanding voting securities of the Trust in the event of the sale and conveyance of the assets of the Trust to another trust or corporation.
	Shares voted affirmatively ..........25,716,801
	Shares voted negatively ...............756,869
	Shares abstaining ..........................690,333
(b) 	To permit the Board of Trustees to liquidate assets of the Trust, or its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.
	Shares voted affirmatively ..........24,556,782
	Shares voted negatively ...............2,138,398
	Shares abstaining ..........................468,823


The Definitive Proxy Statement for the Special Meeting held on November 17, 1999 was filed with the Securities and Exchange Commission on October 15, 1999, and is incorporated by reference. (File No. 811-03385)